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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

We consent to incorporation by reference in this Registration Statement of Zebra Technologies Corporation on Form S-4 of our report dated November 22, 1995, relating to the consolidated statements of income and retained earnings, and of cash flows of RJS, Incorporated, appearing in the Annual Report on Form 10K of Eltron International, Inc. for the year ended December 31, 1997, not presented separately herein.

           [SIGNATURE]

Los Angeles, California
September 3, 1998